Alpha Natural Resources

J.P. Morgan Global High Yield and Leveraged Finance Conference 2012

February 27, 2012

Frank Wood
Chief Financial Officer

Forward-Looking Statements

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

Third Party Information

This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances.

Alpha Natural Resources

Leading U.S. Producer with Global Reach



- Leading US supplier and exporter of metallurgical coal with expertise in blending and optimization
  Globally → # 3 in metallurgical coal, # 5 overall
- One of the most regionally diversified producers in the US
- More export terminal capacity than any other US producer
- Significant margin and free cash flow enhancement opportunities through synergies & optimization
- Focus on successful post-merger integration, consistent execution and positive free cash-flow generation

Market Overview

BRICs Drive Global Growth

Alpha Natural Resources

While the current market environment is challenging, the intermediate to long term outlook remains intact

- World coal use grew more than gas, liquids, nuclear and renewables in 9 of the 20 years between 1991 and 2010
- Coal use is forecasted to grow more than competing fuels in 14 of the 25 years between 2011 and 2035
- World electricity demand is expected to grow by 90% or 4,160 gigawatts from 2008 to 2035, more than 4 times existing US capacity
    - *Approximately 80% of which is projected to be coal fired*


Number of Years When Fuel Led Annual Growth
25
20
15
10
5
0
Coal
Liquids
Renewables
Gas
Nuclear
Historical 1991-2010
Forecast 2011-2035

Source: EIA, September 2011

Alpha Natural Resources

BRIC nations are at the steepest part of the steel intensity curve

Steel Intensity by Country *(bubble size proportional to population)*


Apparent Steel Consumption per Capita (lbs/capita)
3,000
2,500
2,000
1,500
1,000
500
-
GDP per capita (US$/capita)
-
10,000
20,000
30,000
40,000
50,000
60,000
South Korea
Czech Republic
Japan
Germany
Sweden
Spain
US
Netherlands
France
UK
China
Russia
Brazil
India

Steel use in 2012 compared with 2007

Developed World


- 15%

Developing World


+ 44%

Source: IMF, US Census Bureau, WSA

India and China Driving Global Met Imports

Alpha Natural Resources



Global Met Coal Imports (mm tonnes)
400
350
300
250
200
150
100
50
0
40%
35%
30%
25%
20%
15%
10%
12.4% CAGR
2007
2008
2009
2010
2011E
2012F
2013F
2015F
2020F
World Total
China/India
China/India % of Total*

* Right scale

- Asian met coal imports expected to grow at a 6.2% CAGR with India and China growing at 12.4% CAGR
- Recent data suggests that the trend continues
  - *2011 world steel production was 1.53 billion tonnes, up 6.8% YOY*
  - *China, India and Korea's 2011 steel production was up 8.9%, 5.7% and 16.2%, respectively, while Japanese production decreased by 1.8% compared to 2010*

Source: AME, WSA

Alpha Natural Resources Overview

Creating an Industry Leader

Alpha Natural Resources

Origins: in less than 10 years …


Alpha Natural Resources
ANR
NYSE

2005 – Initial Public Offering

2011 – World's fifth-largest coal supplier and #3 in global met shipments



2002 – A concept scribbled on a legal pad



Robust History of Growth

In less than 10 years . . .



Millions of tons shipped
140
120
100
80
60
40
20
0
26.7
29.1
28.5
26.9
47.2
84.8
106.3
115.5
2005
2006
2007
2008
2009
2010
2011
2012E
Steam
Met

- Grown from a small regional player to:
  - A leading global supplier of met and steam coal
    - #3 in met coal globally
    - #5 overall globally
  - Largest US exporter of coal
  - Largest port capacity of any US producer
  - One of the most diversified US suppliers

Note: 2012E based on the midpoint of guidance

Decisive Action in Challenging Market

Alpha Natural Resources

- Announced reduction in 2012 productions due to weak market conditions for thermal and lower quality met coals
  - 2.5mm ton reduction in thermal production
  - 1.5mm ton reduction in met production

- Reduced expenditures to counteract soft market dynamics
  - 2012 Capex reduced by approximately $100mm
  - 2012 SG&A reduced by approximately $20mm

- Other recent developments:
  - Recorded a $745mm non-cash goodwill impairment in 4Q11
  - Randolph and Revolution removed from MSHA PPOV list

Focus on Three-pronged Approach

Alpha Natural Resources

Support and augment metallurgical coal franchise

Create sustainable steam coal portfolio

Continue to address non-strategic operations

Focus on Free Cash Flow Generation and Maximize Shareholder Value

Multiple Organic Met Coal Opportunities

Alpha Natural Resources

Barrett - AMFIRE

- Reserve – 4 MT
- Production cap. – 300-400K/yr.
- Mine life – 10+ years
- Capex – ~ $10million

Freeport – PA Services

- Reserve – 68MT
- Production cap. – 3mm/yr.
- Mine life – 20+ years
- Capex – $350+ million

Workman Creek – N. CAPP

- Reserve – 42MT (Beckley Seam)
- Production cap. – 500-750k/yr.
- Mine life – 50+ years
- Capex – TBD



Barrett Mine
Freeport Mine
Cresson Mine
Workman Creek
Marianna
Deep Mine 41
PENNSYLVANIA
OHIO
WEST VIRGINIA
VIRGINIA

Cresson - AMFIRE

- Reserve – 25MT
- Production cap. – 600-750K/yr.
- Mine life – 30+ years
- Capex – $15-20 million

Marianna – Central CAPP

- Reserve – 18MT
- Production cap. – 1mm/yr.
- Mine life – 15+ years
- Capex – $60+ million

Deep Mine #41 – Southern CAPP

- Reserve – 64MT
- Production cap. – 1.7-1.8mm/yr.
- Mine life – 35+ years
- Capex – $45-50 million

Leading Global Supplier

Alpha Natural Resources

- Serving customers on 5 continents



Canada / Mexico: 2.0mm tons
Europe: 7.1mm tons
Asia: 3.5mm tons
Africa/Middle East: 2.0 mm tons
South America: 1.7mm tons
Toledo, OH
Baltimore, MD
Lambert's Point/Norfolk, VA
Sandusky, OH
Ashtabula, OH
New Orleans, LA
Newport News, VA
Canada
Mexico
Brazil
Argentina
United Kingdom
Netherlands
Belgium
France
Spain
Italy
Poland
Ukraine
Hungary
Romania
Turkey
Russia
Egypt
India
China
South Korea
Japan
South Africa

2011 Export Shipments
14.2mm tons Met exports
2.1mm tons Steam exports
16.3mm tons total exports

Note: includes Massey from 6/1/11 forward

Supply Flexibility Through Port Diversity

Alpha Natural Resources

Dominion Terminal Associates
Lamberts Point
Chesapeake Bay Piers
Pier IX
United Bulk Terminal
International Marine Terminal
Associated Terminals
Great Lakes Ports



Total Pro Forma Port Capacity ~ 25 – 30mm tons
Mississippi
Pittsburgh
Ohio
St. Louis
Baltimore
Chesapeake Bay Piers
Newport News
Norfolk
Pier IX
Dominion Terminal
Lamberts Point
Mississippi
New Orleans
International Marine Terminal
United Bulk Terminal
Associated Terminals
LEGEND:
Pre 6/1/11 Property
Acquired 6/1/11 Property
CSX Railroad
Norfolk Southern Railroad
BNSF
Union Pacific

Operational Diversification


Alpha Coal West
2 Surface Mines
WY
Pennsylvania Services
2 Deep Mines
2 Plants
AMFIRE
2 Plants
PA
Coal River East
1 Surface Mine
Coal River West
2 Deep Mines
2 Plants
Brooks Run West
3 Surface Mines
4 Plants
Northern Kentucky
3 Surface Mines
3 Plants
Brooks Run North
10 Deep Mines
2 Surface Mines
4 Plants
Southern Kentucky
3 Surface Mines
3 Plants
Virginia
23 Deep Mines
7 Surface Mines
4 Plants
Brooks Run South
4 Plants
Coal River Surface
7 Surface Mines
4 Plants

Note: Information as of 12/31/11

Integration Progressing Well

Alpha Natural Resources

- Key accomplishments:
  - Completed Running Right for entire legacy Massey workforce
  - Achieved high level of employee engagement
  - Reduced turnover significantly over the last 7 months



Running Right Observation Cards
30,000
25,000
20,000
15,000
10,000
5,000
-
June
July
Aug.
Sept.
Oct.
Nov.
Dec.
Legacy Alpha
Legacy Massey



Monhtly Annualized Voluntary Turnover
16.0%
12.0%
8.0%
4.0%
0.0%
July
Aug.
Sept.
Oct.
Nov.
Dec.
Jan.
Legacy Alpha
Legacy Massey

- Improved MSHA compliance by 45%* in 4Q11
- Reduced incident rate by 20% in 4Q11
- On track to achieve $220-$260 million synergy run-rate by mid-year 2013

* As measured by elevated MSHA enforcement actions

Optimization Creates Sizeable FCF Upside

Alpha Natural Resources

Optimization Process

- *Cultural focus on free cash flow*
- *Ongoing, iterative portfolio view*
- *Highest and best use of resources (capital dollars, employees, equipment)*
- *2-5 year implementation – over and above synergies*
- *Focus on negative FCF mines totaling nearly $150mm per year from 2007-2010*

Implementation Underway & Ongoing

- *Numerous opportunities identified*
- *Projects implemented so far:*
  - *Staffed up Kielty and Aracoma mines; idled Laurel Creek #8*
  - *Added section at Taylor Fork mine; idled Solid mine in N. KY*
  - *Diverted coal to Sidney plant; idled Sprouse Creek plant*
  - *Diverting coal from Long Fork plant to Sidney plant*

Illustrative View: 4-Yr FCF Per Ton

Annualized Basis: 2007-2010



4-Yr Average FCF per ton
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
0
High Performers
Directional Goal
4-Yr FCF: ($580MM)
Middle Performers
Low
Average Annual Sales (mmTons)



Financial Overview

Resources to Enhance Shareholder Value



ANR: Financial Highlights



Revenue and Adjusted EBITDA
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,878
$234
$2,469
$394
$2,496
$541
$3,917
$796
$7,109
$1,215
2007
2008
2009
2010
2011
Revenue
Adjusted EBITDA

- Solid revenue and EBITDA growth
- Strong EBITDA margin

- Generated free cash flow each year since going public in 2005
- Will continue to focus on free cash flow generation as one of the key metrics



Free Cash Flow
$800
$600
$400
$200
$-
$71
$263
$117
$319
$166
$301
$361
$331
$156
$339
$349
$345
$93
$593
2005
2006
2007
2008
2009
2010
2011
Alpha Pro Forma Capex
Alpha Pro Forma FCF

Note: Adjusted EBITDA from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31, 2009 forward; and 2011 includes Massey starting June 1, 2011. Capex includes federal Lease-By-Application (LBA) annual bonus bid payments of $36.1 million for Eagle Butte for the years 2008 through 2011, and $28.9 million for Belle Ayr for 2011.

FCF = Operating cash flow, less capex

Liquidity Remains Strong Post-Merger

Alpha Natural Resources

($ millions)	Maturity	As of 12/31/11
$1,000mm Revolving Credit Facility	June, 2016	$0
Term Loan A	June, 2016	585
2.375% Convertible Notes	April, 2015	288
3.25% Convertible Notes	August, 2015	659
6.0% Senior Notes (BB/Ba3)	June, 2019	800
6.25% Senior Notes (BB/Ba3)	June, 2021	700
Capital Lease	2035	23
Total Long-term Debt		**$3,055**

Liquidity and Credit Statistics

Cash & Equivalents and marketable securities	$687
Revolver	1,000
Accounts Receivable Securitization Facility	275
Less: Letters of Credit Outstanding	(160)
Total Potential Liquidity	**$1,801**

Summary Highlights

Alpha Natural Resources

- Leading global met producer with consistent performance enhanced by product and regional diversification
  - *Globally*
    - *#3 in metallurgical coal*
    - *#5 in overall coal*
- More export capacity than any other US producer allows Alpha to take advantage of growing seaborne demand
- Prudent capital expenditure management with consistent free cash flow generation
- Focus on successful post-merger integration, consistent execution and positive free cash-flow generation to enhance shareholder value


994

Alpha Natural Resources





Appendices

www.alphanr.com



Reconciliation

Alpha Natural Resources

Use of Non-GAAP Measures

In addition to the results prepared in accordance with generally accepted accounting principles in the United States (GAAP) provided throughout this presentation, Alpha has presented the following non-GAAP financial measures, which management uses to gauge operating performance: EBITDA from continuing operations, adjusted EBITDA from continuing operations, adjusted income (loss) from continuing operations, and adjusted diluted earnings per common share from continuing operations.

Alpha defines EBITDA from continuing operations as income from continuing operations plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of acquired intangibles less interest income and income tax benefit. Alpha defines adjusted EBITDA from continuing operations as EBITDA from continuing operations plus expenses attributable to mergers, goodwill impairment, losses on early extinguishment of debt, UBB expenses, mineral lease terminations expense, losses from changes in fair value and settlements of derivative instruments, and changes in estimated future costs of water treatment at closed mines less gains from changes in fair value and settlements of derivative instruments and various gains and losses not expected to recur on a quarterly basis. Alpha defines adjusted income (loss) from continuing operations as income (loss) from continuing operations plus expenses attributable to mergers, goodwill impairment, losses on early extinguishment of debt, losses from changes in fair value and settlements of derivative instruments, changes in estimated future costs of water treatment at closed mines, amortization of acquired intangibles, UBB expenses, mineral lease terminations expense, less gains from changes in fair value and settlements of derivative instruments and various gains and losses that are not expected to recur on a quarterly basis, discrete income tax benefits from reversal of valuation allowances for deferred tax assets and reversal of reserves for uncertain tax positions, adjustments to deferred taxes due to significant law changes and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings (loss) per common share from continuing operations is adjusted income (loss) from continuing operations divided by weighted average diluted shares.

The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends. These measures are not intended to replace financial performance measures determined in accordance with GAAP. Rather, they are presented as supplemental measures of the company's performance that management believes are useful to securities analysts, investors and others in assessing the company's performance over time. Moreover, these measures are not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. A reconciliation of each of these measures to its most directly comparable GAAP measure is provided in the tables below.

Reconciliation of Adjusted EBITDA

Alpha Natural Resources

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations to Income (Loss) from Continuing Operations
(In Thousands)
(Unaudited)

	Three Months Ended December 31, 2011	Three Months Ended December 31, 2010	Twelve Months Ended December 31, 2011	Twelve Months Ended December 31, 2010
Income (loss) from continuing operations	$ (733,334)	$ 11,005	$ (677,390)	$ 97,218
Interest expense	47,188	15,005	141,914	73,463
Interest income	(991)	(963)	(3,978)	(3,458)
Income tax expense (benefit)	(41,470)	(13,792)	(38,927)	4,218
Depreciation, depletion and amortization	285,452	90,667	769,527	370,895
Amortization of acquired intangibles, net	(50,537)	52,805	(113,746)	226,793
EBITDA from continuing operations	(493,692)	154,727	77,400	769,129
Goodwill impairment	745,325	-	745,325	-
Loss on early extinguishment of debt	258	-	10,026	1,349
Merger related expenses	29,912	8,701	402,099	25,708
UBB expenses	24,503	-	40,920	-
Mineral lease terminations expense	7,955	-	7,955	-
Change in fair value and settlement of derivative instruments	(53,441)	(564)	(106,310)	11,316
Changes in estimated future costs of water treatment at closed mines	-	-	37,137	-
Adjusted EBITDA from continuing operations	$ 260,820	$ 162,864	$ 1,214,552	$ 807,502

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

Reconciliation of Adjusted Income

Alpha Natural Resources

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Income (Loss) from Continuing Operations to Income (Loss) from Continuing Operations
(In Thousands Except Shares and Per Share Data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2011	2010	2011	2010
Income (loss) from continuing operations	$ (733,334)	$ 11,005	$ (677,390)	$ 97,218
Goodwill impairment	745,325	-	745,325	-
Merger related expenses	29,912	8,701	402,099	25,708
UBB expenses	24,503	-	40,920	-
Mineral lease terminations expense	7,955		7,955	
Change in fair value and settlement of derivative instruments	(53,441)	(564)	(106,310)	11,316
Changes in estimated future costs of water treatment at closed mines	-	-	37,137	-
Amortization of acquired intangibles, net	(50,537)	52,805	(113,746)	226,793
Loss on early extinguishment of debt	258	-	10,026	1,349
Estimated income tax effect of above adjustments	12,184	(25,310)	(66,635)	(102,784)
Discrete tax charge from non-deductible transaction costs	2,268	-	8,230	-
Reversal of certain tax reserves	(1,057)	(14,018)	(1,057)	(14,018)
Deferred tax charge from change in tax treatment of Medicare Part D deductions	-	-	-	25,566
Adjusted income (loss) from continuing operations	$ (15,964)	$ 32,619	$ 286,554	$ 271,148
Weighted average shares—diluted	219,280,297	121,731,415	182,012,022	121,757,949
Adjusted diluted earnings (loss) per common share from continuing operations	$ (0.07)	$ 0.27	$ 1.57	$ 2.23

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.